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                         DIRECTORS' INDEMNITY AGREEMENT

       THIS INDEMNITY AGREEMENT, made and entered into
this   28th   day of      April, 1994,  ("Agreement"), by and
between AMERICAN PRESIDENT COMPANIES, LTD., a Delaware corporation ("Company"),
and    G. Craig Sullivan
("Director").

       In consideration of the mutual promises in this Agreement, and intending to be legally bound, the Company and Director do hereby covenant and agree as follows:

               Section 1.  Services by Director.  Director agrees
to serve as a director so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and By-laws of the Company or any subsidiary of the Company and until such time as he resigns or fails to stand for election. Director may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Director in any such position.

               Section 2. Indemnification. The Company shall indemnify Director to the fullest extent permitted by applicable law in effect on the date hereof or as such law may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader indemnification rights than the law permitted the Company to provide before such amend-
ment). Without in any way diminishing the scope of the indemnification provided by this Section 2, the Company will indemnify Director if and whenever he is or was involved in any manner (including, without limitation, as a party or as a witness) in any threatened, pending or completed Pro-ceeding, including without limitation any such Proceeding brought by or in the right of the Company, by reason of the fact that he is or was an Agent or by reason of anything done or not done by him in such capacity, against Expenses and Liabilities actually and reasonably incurred by Director or on his behalf in connection with the investigation, defense, settlement or appeal of any such Proceeding. No initial finding by the Board, its counsel, Independent Counsel, arbitrators or the stockholders shall be effective to deprive Director of the protection of this indemnity, nor shall a court to which Director may apply for enforcement of this indemnity give any weight to any such adverse finding in deciding any issue before it, as it is intended that Director shall be paid promptly by the Company all amounts necessary to effectuate the foregoing indemnity in full. In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Director provided under this Agreement shall include those rights set forth in Sec-tions 3, 6 and 7 below.

               Section 3.  Advancement of Expenses.  All reason-
able Expenses incurred by or on behalf of Director shall be advanced by the Company to Director within 20 days after the receipt by the Company of a written request for an advance or advances of Expenses from time to time, whether prior to or after final disposition of a Proceeding (unless there has been a final determination that Director is not entitled to be indemnified for such Expenses), including without limita-tion any Proceeding brought by or in the right of the Com-pany. Director's entitlement to advancement of Expenses shall include those incurred in connection with any Pro-ceeding by Director seeking an adjudication or award in arbitration pursuant to this Agreement. The requests shall reasonably evidence the Expenses incurred by Director in connection therewith. If required by law at the time of such advance, Director hereby undertakes to repay the amounts advanced if it shall ultimately be determined that Director is not entitled to be indemnified pursuant to the terms of this Agreement.

               Section 4.  Procedure for Determination of Enti-
tlement to Indemnification.

               (a) Whenever Director believes that he is enti-tled to indemnification pursuant to this Agreement, Director shall submit a written request for indemnification to the Company to the attention of the Chairman of the Board with a copy to the Secretary. This request shall include documen-tation or information which is necessary for the determina-tion of entitlement to indemnification and which is reason-ably available to Director. Determination of Director's entitlement to indemnification shall be made not later than 60 days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event which could enable the Company to determine Director's entitlement to indemnification. The Chairman of the Board or the Secretary shall, promptly upon receipt of Director's request for indemnification, advise the Board in writing that Director has made such request for indemnification.

               (b) The Company shall be entitled to select the forum in which Director's entitlement to indemnification will be heard unless a Triggering Event has occurred, in which case Director shall be entitled to select the forum. The Company or Director, as the case may be, shall notify the other party in writing as to the forum selected, which selection shall be from among the following:

       (      i)     The stockholders of the Company;

              (ii)   A quorum of the Board consisting of Disinterested
       Directors;

              (iii)  Independent Counsel, which counsel shall make the
       determination         in a written opinion; or

              (iv)   A panel of three arbitrators, one of
       whom is selected by the Company, another of whom is selected by Director and the last of whom is selected by the first two arbitrators so selected;
       or if for any reason three arbitrators are not selected within 30 days after the appointment of the first arbitrator, then selection of addi-tional arbitrators to complete the three person panel shall be made by the American Arbitration Association under its commercial arbitration rules now in effect.

       Section 5. Presumptions and Effect of Certain Proceedings. Upon making a request for indemnification, Director shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to show that such indemnification is expressly prohibited by applicable law in order to overcome that presumption in reaching any contrary determination. If the person or persons so empowered to make the determination shall have failed to make the requested indemnification within 60 days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposi-tion or partial disposition of any Proceeding or any other event which could enable the Company to determine Director's entitlement to indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made and Director shall be absolutely entitled to indemnification under this Agreement, absent (i) misrepre-sentation or omission by Director of a material fact in the request for indemnification or (ii) a specific finding that all or any part of such indemnification is expressly prohib-ited by law. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself (a) adversely affect the rights of Director to indem-nification except as may be provided herein, (b) create a presumption that Director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or (c) with respect to any criminal action or proceeding, create a presumption that Director had reasonable cause to believe that his conduct was unlawful.

       Section 6. Remedies of Director in Cases of Determination not to Indemnify or to Advance Expenses.

               (a) In the event that (i) an initial determina-tion is made that Director is not entitled to indemnifica-tion, (ii) advances are not made pursuant to this Agreement, (iii) payment has not been timely made following a deter-mination of entitlement to indemnification pursuant to this Agreement or
(iv) Director otherwise seeks enforcement of this Agreement, Director shall be entitled to a final adjudication in an appropriate court of the State of Dela-ware of his entitlement to such indemnification or advance. Alternatively, Director at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitra-tion Association now in effect, which award is to be made within 90 days following the filing of the demand for arbitration. The Company shall not oppose Director's right to seek any such adjudication or arbitration award.
In any such proceeding or arbitration Director shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption.

               (b) In the event an initial determination has been made, in whole or in part, that Director is not enti-tled to indemnification, the decision in the judicial proceeding or arbitration provided in paragraph (a) of this Section 6 shall be made de novo and Director shall not be prejudiced by reason of a determination that he is not entitled to indemnification.

               (c) If an initial determination is made or deemed to have been made pursuant to the terms of this Agreement that indemnification of Director is not expressly prohibited by law, Director shall be entitled to indemnification and the Company shall be bound by such determination in the absence of (i) a misrepresentation or omission of a material fact by Director or (ii) a specific finding (which has become final) that all or any part of such indemnification is expressly prohibited by law.

               (d) The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

               (e) Expenses incurred by Director in connection with his request for indemnification under, seeking enforce-ment of, or to recover damages for breach of, this Agreement shall be borne by the Company.

       Section 7.  Other Rights to Indemnification.
Director's rights of indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Director may now or in the future be entitled under applicable law, the Certifi-cate of Incorporation, By-laws, agreement, vote of stock-holders, resolution of directors, or otherwise.

       Section 8.  Limitations on Indemnity.  The Company
shall not be liable under this Agreement to make any payment to Director to the extent that Director has already been reimbursed pursuant to such D & O Insurance as the Company may maintain for Director's benefit. Notwithstanding the availability of such insurance, Director also may claim indemnification from the Company pursuant to this Agreement by assigning to the Company any claims under such insurance to the extent Director is paid by the Company.

       Section 9.  Duration and Scope of Agreement;
Binding Effect. This Agreement shall continue so long as Director shall be subject to any possible Proceeding by reason of the fact that he is or was an Agent and shall be applicable to Proceedings commenced or continued after execution of this Agreement, whether arising from acts or omissions occurring before or after such execution. This Agreement shall be binding upon the Company and its succes-sors and assigns and shall inure to the benefit of Director and his spouse, assigns, heirs, devisees, executors, admin-istrators and other legal representatives.

       Section 10. Severability. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforce
- -ability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agree-ment shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unen-forceable.

       Section 11.  Identical Counterparts.  This Agree-
ment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

       Section 12. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Director to the fullest extent now or hereafter permitted by law.

       Section 13.  Headings.  The headings of the Sec-
tions and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

       Section 14.  Definitions.  For purposes of this Agreement:

               (a) "Agent" shall mean any person who (i) is or was a director, officer or employee of the Company or a subsidiary of the Company whether serving in such capacity or as a director, officer, employee, agent, fiduciary or other official of another entity at the request, for the convenience, or to represent the interests of the Company or a subsidiary of the Company or (ii) was a director, officer or employee of a corporation which was a predecessor corpo-ration of the Company or a subsidiary of the Company whether serving in such capacity or as a director, officer, employee, agent, fiduciary or other official of another entity at the request, for the convenience, or to represent the interests of such predecessor corporation.

               (b) "Disinterested Director" shall mean a direc-tor of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Director.

               (c) "Expenses" shall include all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Director for which he is otherwise not compensated by the Company or any third party) actually and reasonably incurred in connection with either the investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that "Expenses" shall not include any judgments, fines or
Employee Retirement Income Security Act of 1974 ("ERISA") excise taxes or penalties.

               (d) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Director in any matter material to either party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of profes-sional conduct then prevailing, would have a conflict of interest in representing either the Company or Director in an action to determine Director's right to indemnification under this Agreement.

               (e) "Liabilities shall mean liabilities of any type whatsoever, including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement.

               (f) "Proceeding" shall mean any action, suit, arbitration, alternate dispute resolution mechanism, inves-tigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.

               (g) "Triggering Event" shall mean the acquisition by any person (other than the Company) of 30% or more of the outstanding shares of common stock of the Company unless a majority of the entire Board, which shall include the affirmative vote of at least one director from each class of the Board, shall have earlier approved such acquisition.

       Section 15.  Pronouns.  Use of the masculine
pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

       Section 16.  Modification and Waiver.  No supple-
ment, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties to this Agreement. No waiver of any provision of this Agree-ment shall be deemed to constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

       Section 17.  Notice by Director and Defense of
Claims. Director agrees promptly to notify the Company in writing upon being served with any summons, citation, sub-poena, complaint, indictment, information or other document relating to any matter which may be subject to indemnifica-tion hereunder, whether civil, criminal, administrative or investigative; but the omission so to notify the Company will not relieve it from any liability which it may have to Director if such omission does not prejudice the Company's rights and if such omission does prejudice the Company's rights, it will relieve the Company from liability only to the extent of such prejudice; nor will such omission relieve the Company from any liability which it may have to Director otherwise than under this Agreement. With respect to any Proceeding as to which Director notifies the Company of the commencement thereof:

               (a) The Company will be entitled to participate therein at its own expense; and

               (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satis-factory to Director. After notice from the Company to Director of its election so to assume the defense thereof, the Company will not be liable to Director under this Agree-ment for any Expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by the Company, (ii) Director shall have reason-ably concluded that there may be a conflict of interest between the Company and Director in the conduct of the defense of such action or that counsel may not be adequately representing Director, (iii) a Triggering Event shall have occurred or (iv) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding as to which Director shall have made the conclusion provided for in (ii) above or if an event specified in (iii) above shall have occurred.

               (c) The Company shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither the Company nor Director will unreasonably withhold their consent to any proposed settlement.

       Section 18.  Notices.   All notices, requests,
demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if
(i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               (a)  If to Director, to:

                      G. Craig Sullivan
                      The Clorox Company
                      1221 Broadway
                      Oakland, CA  94612

               (b)  If to the Company, to:

                              American President Companies, Ltd.
                              1111 Broadway
                              Oakland, CA  94607
                              Attn:  Chairman of the Board

                      With a copy to:

                              Secretary

or to such other address as may have been furnished to Director by the Company or to the Company by Director, as the case may be.

       Section 19.  Governing Law.  The parties agree that
this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

       Section 20.  Consent to Jurisdiction.  The Company
and Director each hereby irrevocably consent to the juris-diction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                         AMERICAN PRESIDENT COMPANIES, LTD.




                                         By:    /s/ Maryellen B. Cattani
                                                Maryellen B. Cattani
                                                Senior Vice President,
                                                Secretary, and General Counsel



                                         DIRECTOR




                                         /s/G. Craig Sullivan
                                                G. Craig Sullivan